UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 493-8219

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Not Applicable	Not Applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 3, 2026, Banco Santander, S.A., a Spanish sociedad anónima (“Banco Santander”), which owns all of the outstanding shares of capital stock of Santander Holdings USA, Inc. (“SHUSA” and, together with Banco Santander and its affiliates, “Santander”), entered into a Transaction Agreement (the “Transaction Agreement”) with Webster Financial Corporation, a Delaware corporation (“Webster”), which owns all of the outstanding shares of capital stock of Webster Bank, National Association (“WBNA”), and a wholly-owned subsidiary of Webster incorporated in the State of Virginia ( “Webster Virginia”). Among other things, the Transaction Agreement provides for the merger of Webster with and into Webster Virginia, with Webster Virginia continuing as the surviving corporation in such merger transaction, and, immediately afterwards, the acquisition by Banco Santander of all outstanding shares of Webster Virginia common stock through a statutory share exchange, all subject to the terms and conditions of the Transaction Agreement (collectively, the “HoldCo Transactions”).

Banco Santander and Webster intend, as contemplated in Section 3.07 of the Transaction Agreement, to execute, or cause their respective subsidiaries, including Webster Virginia and SHUSA, to execute, the following transactions, as applicable, following the Holdco Transactions:

i.	Webster Virginia Contribution. SHUSA, which owns all of the outstanding shares of Santander Bank, National Association (“SBNA”), and Banco Santander, which owns all of the outstanding shares of capital stock of SHUSA and would own all of the outstanding shares of Webster Virginia common stock following the HoldCo Transactions, intend to enter into an agreement which, among other things, provides for the contribution of all outstanding shares of Webster Virginia common stock to SHUSA immediately following the HoldCo Transactions (the “Webster Virginia Contribution”), in order to comply with Regulation YY of the Board of Governors of the Federal Reserve System.

ii.	IHC Merger. SHUSA and Webster Virginia intend to enter into an agreement which, among other things, provides for the merger of Webster Virginia with and into SHUSA immediately following the Webster Virginia Contribution, all subject to the terms and conditions of such agreement (the “IHC Merger” and, collectively with the HoldCo Transactions and Webster Virginia Contribution, the “Prior Transactions”).

iii.	WBNA Contribution and Bank Merger. SHUSA, SBNA and WBNA intend for (x) the contribution by SHUSA of all of the outstanding shares of capital stock of WBNA to SBNA for no consideration (the "WBNA Contribution") immediately following the Prior Transactions and as a momentary, intermediate step immediately preceding the Bank Merger (defined below); and (y) the merger of WBNA with and into SBNA immediately following the WBNA Contribution, with SBNA being the surviving bank of such merger (the "Bank Merger").

On March 30, 2026, SHUSA, SBNA and WBNA entered into an Agreement and Plan of Merger to provide for the WBNA Contribution and the Bank Merger (the “Agreement and Plan of Merger”). Also on March 30, 2026, SBNA submitted a Bank Merger Act application to request approval from the Office of the Comptroller of the Currency (the “OCC”) for the Bank Merger (the “Application”). The Agreement and Plan of Merger is an exhibit to the Application.

Subject to the terms and conditions of the Agreement and Plan of Merger, SHUSA will contribute all of the outstanding shares of capital stock of WBNA to SBNA for no consideration in the WBNA Contribution and, immediately afterwards, at the Effective Time (as defined below), WBNA will be merged with and into SBNA in the Bank Merger. SBNA will continue its existence as the resulting bank, and the separate corporate existence of WBNA will cease. Subject to the terms of the Agreement and Plan of Merger, approval of the OCC and applicable law, the closing of the Bank Merger will become effective at such time and date as are agreed to by SBNA and WBNA or such other time and date as will be provided by law (such time when the Bank Merger becomes effective, the “Effective Time”); provided that in no event will the Effective Time be earlier than, or at the same time as, the effective time of the HoldCo Transactions.

The Bank Merger is contingent upon the fulfillment of certain conditions at or prior to the Effective Time, including: (i) the Prior Transactions will have closed and become effective; (ii) the OCC will have approved the Application and will have issued all other necessary authorizations and approvals related to the Bank Merger, all of which will be in full force an effect, and any statutory waiting period will have expired and (iii) no jurisdiction or governmental authority will have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and binding upon SBNA and WBNA which prohibits or makes illegal consummation of the Bank Merger and is not preempted by Federal law.

The Agreement and Plan of Merger is included with this filing only to provide investors with information regarding the terms of the Agreement and Plan of Merger, and not to provide investors with any other factual information regarding Webster, Santander, their respective affiliates or their respective businesses. The Agreement and Plan of Merger should not be read alone, but should instead be read in conjunction with the other information regarding Webster, Santander, their respective affiliates or their respective businesses, the Transaction Agreement, the Transaction and the related transactions that are contained in, or incorporated by reference into, the Registration Statement on Form F-4 that includes a proxy statement of Webster and a prospectus of Banco Santander, as well as in the Annual Reports on Form 10-K, Annual Reports on Form 20-F, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that each of Banco Santander, SHUSA and Webster makes, as applicable, with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Agreement and Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 30, 2026, by and among Santander Holdings USA, Inc., Santander Bank, National Association and Webster Bank, National Association.
104	Cover page formatted as Inline XBRL and contained in Exhibit 101

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). No investment activity should be undertaken on the basis of the information contained in this communication. By making this communication available, no advice or recommendation is being given to buy, sell or otherwise deal in any securities or investments whatsoever.

Forward-looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “potential,” “predict,” “project,” “opportunity,” “outlook,” “should,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and other similar words and expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, and future share dividends, share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. As forward-looking statements involve significant risks and uncertainties, readers are cautioned not to place undue reliance on such statements.

Webster’s, Banco Santander’s and SHUSA’s actual results, financial condition and achievements may differ materially from those indicated in these forward-looking statements. Important factors that could cause Webster’s, Banco Santander’s and SHUSA’s actual results, financial condition and achievements to differ materially from those indicated in such forward-looking statements include, in addition to those set forth in Webster’s, Banco Santander’s and SHUSA’s filings with the SEC: (1) the risk that the cost savings, synergies and other benefits from the acquisition of Webster by Santander, including the Bank Merger and the other transactions set forth herein (collectively, the “Transaction”) may not be fully realized or may take longer than anticipated to be realized, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Webster and Santander operate; (2) the failure of the closing conditions in the Transaction Agreement, the Agreement and Plan of Merger and any other related agreements (collectively, the “Transaction Documents”) providing for the Transaction to be satisfied, any unexpected delay in closing the Transaction or the occurrence of any event, change or other circumstances that could delay the Transaction or could give rise to the termination of the Transaction Documents; (3) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Webster, Santander or the combined company; (4) the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction); (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive Transaction Documents on the ability of Webster to operate its business outside the ordinary course during the pendency of the Transaction; (7) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the Transaction; (8) the risk that the integration of Webster’s operations with Santander’s will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (9) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (10) reputational risk and potential adverse reactions of Webster’s or Santander’s customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; (11) the dilution caused by Banco Santander’s issuance of additional ordinary shares and corresponding American depositary shares, each representing the right to receive one of its ordinary shares (“ADSs”), in connection with the Transaction; (12) the possibility that any announcements relating to the Transaction could have adverse effects on the market price of Webster’s common stock and Banco Santander’s ordinary shares and ADSs; (13) a material adverse change in the condition of Webster or Santander; (14) the extent to which Webster’s or Santander’s businesses perform consistent with management’s expectations; (15) Webster’s and Santander’s ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms currently expected; (16) the inability to sustain revenue and earnings growth; (17) the execution and efficacy of recent strategic investments; (18) the impact of global conditions (e.g., an economic downturn, higher volatility in the capital markets, inflation, deflation, changes in demographics, consumer spending, investment or saving habits, and the effects of the wars in Ukraine and in the Middle East or other hostilities or the outbreak of public health emergencies on the global economy) and monetary and fiscal policy, particularly on interest rates; (19) changes in customer behavior; (20) unfavorable developments concerning credit quality; (21) declines in the businesses or industries of Webster’s or Santander’s customers; (22) the possibility that the combined company is subject to additional regulatory requirements as a result of the Transaction or expansion of the combined company’s business operations following the Transaction; (23) general competitive, political and market conditions and other factors that may affect future returns of Webster and Santander, including changes in asset quality and credit risk; (24) security risks, including cybersecurity and data privacy risks, and capital markets; (25) inflation; (26) the impact, extent and timing of technological changes; (27) capital management activities; (28) competitive product and pricing pressures; (29) the outcomes of legal and regulatory proceedings and related financial services industry matters; and (30) compliance with regulatory requirements. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made.

Webster, Banco Santander and SHUSA undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. These and other important factors, including those discussed under “Risk Factors” in Webster’s Annual Report on Form 10-K for the year ended December 31, 2025 (available at: http://www.sec.gov/Archives/edgar/data/wbs-20251231.htm/000080133726000008/0000801337-26-000008-index.html), Banco Santander’s Annual Report on Form 20-F for the year ended December 31, 2025 (available at: http://www.sec.gov/Archives/edgar/data/san-20251231.htm/000089147826000030/0000891478-26-000030-index.html), “Risk Factors” in SHUSA’s Annual Report on Form 10-K for the year ended December 31, 2025 (available at: http://www.sec.gov/Archives/edgar/data/sov-20251231.htm/000081183026000005/0000811830-26-000005-index.html), as well as Webster’s, Banco Santander’s and SHUSA’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Webster, Banco Santander and SHUSA disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM F-4, AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING WEBSTER, SANTANDER, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Webster, Banco Santander or SHUSA through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Webster and Banco Santander at:

Webster Financial Corporation	Banco Santander, S.A
200 Elm Street	Ciudad Grupo Santander
Stamford, Connecticut 06902 Attention: Investor Relations eharmon@websterbank.com	28660 Boadilla del Monte Spain Attention: Investor Relations investor@grupoSantander.com
(212) 309-7646	+34 912899239

PARTICIPANTS IN THE SOLICITATION

Webster, Banco Santander and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Webster in connection with the Transaction under the rules of the SEC. Information regarding the directors and executive officers of Webster and Banco Santander is set forth in (i) Webster’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings entitled “Director Nominees”, “Director Independence”, “Non-Employee Director Compensation and Stock Ownership Guidelines”, “Compensation and Human Resources Committee Interlocks and Insider Participation”, “Executive Compensation”, “2024 Pay Versus Performance” and “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on April 11, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000801337/000080133725000015/wbs-20250411.htm, and (ii) Banco Santander’s Annual Report on Form 20-F for the year ending December 31, 2025, including under the headings entitled “Directors and Senior Management”, “Compensation”, “Share Ownership” and “Majority Shareholders and Related Party Transactions”, which was filed with the SEC on February 27, 2026 and is available at http://www.sec.gov/Archives/edgar/data/san-20251231.htm/000089147826000030/0000891478-26-000030-index.html. To the extent holdings of Webster’s securities by its directors or executive officers have changed since the amounts set forth in Webster’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Webster’s Statements of Change of Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus of Webster and Banco Santander and other relevant materials filed with the SEC, as well as any amendments or supplements to those documents that have been or will be filed with the SEC. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

	By:	/s/ Gerard A. Chamberlain
	Name:	Gerard A. Chamberlain
Dated: March 31, 2026	Title:	Executive Vice President and Senior Deputy General Counsel